SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       December 8, 1998



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)


















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ITEM 5.  OTHER EVENTS


On December 8, 1998, Tellabs, Inc. (the "Company") announced a multi-year agreement to supply Sprint Corporation with the Company's AN2100 Gateway Exchange, a trademark of Tellabs Operations, Inc., system. Further details are contained in a copy of the press release attached hereto as Exhibit 20.13, which is incorporated by reference herein.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (c) Exhibits

     Exhibit 20.13 - Press release issued by Tellabs, Inc. on
     December 8, 1998.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELLABS, INC.



December 14, 1998                  s\ J. Peter Johnson
                                   ---------------------

                                    J. Peter Johnson
                                   Vice President, Controller
                                   and Chief Accounting Officer













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